Exhibit 10.10

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

LICENSE AGREEMENT No. 03/02/2025-4

Kyiv	February 3, 2025

Limited Liability Company "Autonomous Robotic Systems" (hereinafter referred to as the "Licensor"), represented by Director Serhii Kupriienko, acting under the Articles of Association, on the one hand, and

[***] (hereinafter referred to as the "Licensee"), represented by Director [***], acting under the Articles of Association, on the other hand, (hereinafter collectively referred to as the "Parties" and individually as a "Party"), have entered into this License Agreement No. 03/02/2025-4 dated February 3, 2025 (hereinafter referred to as the "Agreement") as follows:

1. SUBJECT OF THE AGREEMENT

1.1. Under this Agreement, the Licensor grants the Licensee licenses for software in the volumes specified in the Agreement and its Specifications for a period defined herein (hereinafter referred to as the "Rights"), while the Licensee obtains the Rights and undertakes to pay the Licensor a license (lump sum) fee under the terms and conditions stipulated by this Agreement.

1.2. The granted rights enable the Licensee to use the software in any manner not prohibited by law and this Agreement, at its sole discretion. The Licensor provides the Licensee with licenses for the software in the volumes specified in the Acceptance Certificate.

1.3. The software will be used for the production of special-purpose equipment—unmanned aerial complexes [***], which is manufactured and supplied by the Licensee to [***] under Contract [***], and Contract [***].

2. LICENSE TERMS

2.1. The type of Rights granted under this Agreement is a license to use the software without limitation as to its functional purpose (without the right to reproduce copies).

2.2. The Licensor warrants that it holds the intellectual property rights to the software in the scope necessary for the conclusion and proper performance of this Agreement and that such actions do not infringe the rights of third parties.

2.3. The Licensee is not prohibited from transferring the use of the software to other business entities.

2.4. Pursuant to the Rights granted hereunder, the Licensee may use the software without the right to make modifications or correct errors.

2.5. The term of the Rights granted under this Agreement is perpetual, commencing from the date of signing by the Parties of the acceptance and transfer act for the software and the Rights thereto (hereinafter referred to as the "Act").

2.6. The territory in which the Rights granted under this Agreement are valid is Ukraine.

2.7. The Parties agree that under the terms of this Agreement, the Licensee undertakes to acquire from the Licensor a total of no fewer than [***] ([***]) software licenses and the Rights thereto. The total number of licenses acquired shall be the sum of all licenses specified in the Specifications to this Agreement.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

3. RIGHTS AND OBLIGATIONS OF THE PARTIES

3.1. The Licensee shall have the right to:

3.1.1. Use the software for the term specified in this Agreement in any manner at its discretion, subject to Clause 1.3 hereof.

3.1.2. Request from the Licensor technical documentation necessary to ensure the Licensee’s full ability to use the software effectively.

3.1.3. Grant the use of the software received under this Agreement to third parties.

3.1.4. Exercise other rights provided by the applicable laws of Ukraine and not expressly stipulated in this Agreement.

3.2. The Licensee shall be obliged to:

3.2.1. Accept the software and the Rights thereto under the Act.

3.2.2. Pay the Licensor the license (lump-sum) fee for the transfer of the software licenses in the manner and amounts stipulated herein.

3.2.3. Notify the Licensor of all known instances of infringement by third parties of the intellectual property rights in the software.

3.2.4. Properly fulfill other obligations related to the performance of this Agreement.

3.3. The Licensor shall have the right to:

3.3.1. Require the Licensee to remedy any breaches identified in the course of performing the terms of this Agreement.

3.3.2. In the event of breaches of intellectual property rights by the Licensee, demand immediate cessation of such breaches.

3.3.3. Use the software in the same field.

3.3.4. Exercise other rights provided by the applicable laws of Ukraine.

3.4. The Licensor shall be obliged to:

3.4.1. Transfer to the Licensee access to the software in a condition suitable for its functional purpose, as well as the Rights thereto under the Act, within the term specified in the relevant Specification to this Agreement.

3.4.2. Ensure the confidentiality of information received from the Licensee, as well as information regarding the subject matter of this Agreement, its performance, and related matters.

3.4.3. Properly fulfill other obligations related to the performance of this Agreement.

3.4.4. Make every effort to provide technical support as promptly as possible, both during and outside working hours.

3.4.5. In the event of issues with the software, exert all efforts to ensure response times within the following targets:

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

a. Software Functionality Errors:

•	"Priority 1" – 4 hours to resolve critical errors causing system failure or significant impact on functionality affecting more than one unit;

•	"Priority 2" – 24 hours to resolve moderate errors or issues significantly limiting system usability and affecting only one unit;

•	"Priority 3" and below: to be addressed in order of priority, with response times varying depending on the scale and number of such issues.

b. Cloud Infrastructure Errors:

•	"Priority 1" – 4 hours to resolve critical cloud infrastructure issues causing system failure or severe accessibility problems affecting multiple units;

•	"Priority 2" – 24 hours to resolve moderate cloud infrastructure issues that may affect performance but do not cause a complete system failure, affecting only one unit;

•	"Priority 3" and below: to be addressed in order of priority, with response times varying depending on the scale and number of such issues.

For the purposes hereof, the term "error" refers to instances where the system demonstrably fails to function as intended, negatively impacting the user. This term does not apply to cases where the user or client desires the system to operate differently, but its current operation is within the intended design and release notes.

4. PROCEDURE FOR ACCEPTANCE AND TRANSFER OF THE SOFTWARE AND RIGHTS THERETO

4.1. The Licensor shall, within the terms specified in the Specifications, transfer to the Licensee:

4.1.1. Access to the software in electronic form via a web resource or on a tangible medium (e.g., USB drive);

4.1.2. The Rights to use the software (license).

4.2. The transfer of access to the software and the Rights hereunder shall be formalized by the signing and sealing by the Parties of the relevant Act.

5. PRICE OF THE AGREEMENT, LICENSE FEE FOR THE SOFTWARE, AND PAYMENT TERMS

5.1. The price of the Agreement shall be the total sum of all Specifications hereto.

5.2. The cost of one software license and the Rights thereto shall be determined by the Parties in the relevant Specification to this Agreement.

5.3. Payments by the Licensee to the Licensor shall be made in Ukrainian hryvnia to the Licensor’s current account within the terms specified in the Specifications hereto.

6. CONFIDENTIALITY

6.1. Any information, materials, or data, including but not limited to information about the activities of one Party, which becomes known to the other Party in connection with the signing, performance, or termination of this Agreement, as well as all appendices hereto, shall be deemed confidential information (hereinafter referred to as "Confidential Information").

6.2. The Parties also classify as Confidential Information the personal data of their representatives (employees, contractors, etc.) that may be transferred in the course of performing this Agreement. The Parties warrant that any personal data transferred by them has been obtained in accordance with the law and with due consent for its transfer. The collection, transfer, processing, and other actions related to such personal data in connection with this Agreement shall be conducted by the Parties in full compliance with the applicable laws of Ukraine on personal data protection, including the Law of Ukraine "On Personal Data Protection."

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

6.3. Confidential Information may not be disclosed to third parties without the prior written consent of the other Party, except where such disclosure is required to obtain official permits, documents for the performance of obligations hereunder, or for the payment of taxes and other mandatory payments, or in other cases provided by the applicable laws of Ukraine.

6.4. Each Party shall ensure the confidentiality of information received from the other Party during the performance of this Agreement.

7. LIABILITY OF THE PARTIES

7.1. The Parties shall be liable for non-performance or improper performance of their obligations under this Agreement in accordance with this Agreement and the applicable laws of Ukraine.

7.2. A Party shall not be liable for a breach of this Agreement if it proves that it took all measures within its control to properly perform the Agreement.

7.3. In the event of a breach of the terms of this Agreement by the Licensee resulting in an infringement of the Licensor’s intellectual property rights, the Licensee shall compensate the Licensor for all documented losses in full.

7.4. In the event of a breach by the Licensor of Clause 3.4.5 hereof, the Licensor shall, at the Licensee’s request, pay [***] of the Agreement price for each instance of breach.

8. EXEMPTION FROM LIABILITY

8.1. The Parties shall not be liable for partial or complete non-performance of their obligations under this Agreement if such non-performance results from force majeure circumstances.

8.2. For the purposes of this Agreement, "force majeure" shall mean any extraordinary events of an external nature beyond the fault or control of the Parties, which cannot be foreseen or prevented despite the exercise of reasonable measures, including but not limited to natural disasters (earthquakes, floods, hurricanes, lightning damage, etc.) and biological, technological, or anthropogenic incidents (explosions, fires, equipment failures, mass epidemics, epizootics, epiphytotics, etc.).

8.3. In the event of force majeure, the term for performing obligations under this Agreement shall be extended for the duration of such circumstances.

8.4. The Party affected by force majeure shall notify the other Party in writing of the occurrence, expected duration, and cessation of such circumstances.

8.5. Evidence of the existence and duration of such circumstances shall be provided by duly issued documents from authorized state bodies or relevant acts of state authorities.

8.6. Upon cessation of force majeure circumstances, the Parties shall resume performance of their obligations hereunder.

8.7. Given that this Agreement is concluded during a state of martial law, which inherently constitutes a force majeure event, the Parties agree that this shall not serve as a basis for non-performance or improper performance of the Agreement. Any disputes arising in this regard shall be resolved by the Parties in writing or through judicial proceedings.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

9. DISPUTE RESOLUTION

9.1. All disputes and differences arising out of this Agreement shall be resolved by the Parties through negotiations.

9.2. All disputes, differences, claims, or demands arising out of or in connection with this Agreement, including those relating to its conclusion, performance, termination, invalidity (in whole or in part), or any other matters concerning this Agreement, which the Parties fail to resolve through negotiations, shall be referred to and resolved by the Permanent Arbitration Court at the All-Ukrainian Public Organization “Union of Investors of Ukraine” (EDRPOU identification code: 36885366) in accordance with its regulations, which form an integral part of this arbitration clause and with which the Parties are familiar.

9.3. The names and addresses of the Parties in this arbitration agreement correspond to the names and addresses of the Parties as stated in this Agreement.

9.4. The place and date of conclusion of the arbitration agreement correspond to the place and date of conclusion of this Agreement.

10. TERM OF THE AGREEMENT

10.1 This Agreement shall enter into force upon its signing by the authorized representatives of the Parties and shall remain in effect until May 30, 2025, but in any case until the Parties have fully performed their obligations hereunder.

10.2. Unless otherwise expressly provided by this Agreement or the applicable laws of Ukraine, this Agreement may be terminated early in the following cases:

10.2.1. By mutual consent of the Parties, formalized by an agreement to terminate this Agreement. The Party wishing to terminate this Agreement shall notify the other Party in writing no less than 30 (thirty) calendar days prior to the desired termination date;

10.2.2. By the Licensor, in the event of a breach by the Licensee of its obligations under this Agreement. In the case of unilateral termination, the Licensor shall notify the Licensee in writing 14 calendar days prior to the termination date.

11. FINAL PROVISIONS

11.1. The receipt by the Licensee from the Licensor of services, including but not limited to: software setup that does not modify the software, integration with other software, technical support, and employee training on software usage, requires the conclusion of a separate service agreement.

11.2. The Parties mutually recognize electronic documents signed with an electronic signature as equivalent to paper documents signed by hand. Exchange of electronic documents shall be carried out in accordance with the Law of Ukraine "On Electronic Documents and Electronic Document Workflow" No. 851-IV dated May 22, 2003, and the Law of Ukraine "On Electronic Trust Services" No. 2155-VIII dated February 13, 2020.

11.3. This Agreement is drawn up with full understanding of its terms and terminology by the Parties in two identical copies, each having equal legal force, one for each Party.

11.4. All legal relations arising from or related to this Agreement, including its validity, conclusion, performance, amendment, termination, interpretation of its terms, determination of consequences of invalidity or breach, shall be governed by this Agreement and the relevant provisions of the current legislation of Ukraine, as well as by business customs applicable to such legal relations based on the principles of good faith, reasonableness, and fairness.

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

11.5. Upon signing this Agreement, all prior negotiations, correspondence, preliminary agreements, letters of intent, and any other oral or written arrangements between the Parties regarding matters related to this Agreement shall lose legal force but may be considered for the interpretation of the Agreement's terms.

11.6. The Parties bear full responsibility for the accuracy of the details specified in the Agreement and undertake to promptly notify the other Party in writing of any changes. Failure to notify results in the assumption of all related risks.

11.7. The Licensee shall not assign its rights and/or transfer obligations under this Agreement to any third party without the prior written consent of the Licensor.

11.8. Within the limits of the current legislation of Ukraine, the Parties may amend this Agreement by mutual agreement. In such a case, the amendments shall take effect from the moment of signing the relevant addendum by the Parties unless otherwise specified therein.

11.9. Any addenda and annexes to this Agreement shall form an integral part of it and shall have legal force if executed in writing, signed by the Parties, and sealed where applicable.

11.10. The section titles in this Agreement are for convenience only and do not affect the interpretation of its content.

12. PARTY DETAILS AND SIGNATURES

LICENSOR:		LICENSEE:
Limited Liability Company "Autonomous Robotic Systems"		[***]

[***]		[***]
Taxpayer on general terms		Taxpayer on special terms
VAT payer		VAT payer

Director		Director
/s/ Serhii Kupriienko	Serhii Kupriienko	/s/ [***]	[***]

Certain identified information has been omitted from this exhibit because it is not material and would likely cause competitive harm to the registrant if publicly disclosed. [***] indicates that information has been omitted.

Appendix No. 1

to License Agreement

No. 03/02/2025-4

dd February 3, 2025

SPECIFICATION No. 1

Kyiv,	February 4, 2025

Limited Liability Company "Autonomous Robotic Systems" (hereinafter referred to as the "Licensor"), represented by Director Serhii Kupriienko, acting under the Articles of Association, on the one hand, and [***] (hereinafter referred to as the "Licensee"), represented by Director [***], acting under the Articles of Association, on the other hand, (hereinafter collectively referred to as the "Parties" and individually as a "Party"), have entered into this Specification to License Agreement No. 03/02/2025-4 dated February 3, 2025 (hereinafter referred to as the "Agreement") as follows:

1.	The Licensor shall supply the Licensee with the following software:

○	Description: License for software of unmanned aerial complexes [***]

○	Quantity: [***]

○	Unit Price (excl. VAT): [***]

○	Total Price (excl. VAT): [***]

○	VAT: [***]

○	Total Price (incl. VAT): [***]

2.	Delivery term: by February 17, 2025.

3.	Payment term: by February 28, 2025.

4.	This Specification forms an integral part of License Agreement No. 03/02/2025-4.5.

5.	This Specification shall be executed in two identical copies, one for each Party.

LICENSOR:		LICENSEE:
Limited Liability Company "Autonomous Robotic Systems"		[***]

Director		Director
/s/ Serhii Kupriienko	Serhii Kupriienko	/s/ [***]	[***]